Exhibit 10.01

                SECURITIES PURCHASE AGREEMENT

            Securities Purchase Agreement (this "Agreement"), dated as of June 23, 2004, by and among Shells Investment Partners,
LLC, a Florida limited liability company (the "Seller"), GCM
Shells Seafood Partners, LLC, a Delaware limited liability company ("GCM"), and Trinad Capital, L.P., a Delaware limited partnership ("Trinad") (each of GCM and Trinad being sometimes hereinafter referred to individually as a "Purchaser" and collectively as the "Purchasers"). Each reference herein to the Company shall be deemed also to include a reference to each Subsidiary of the Company. All capitalized terms used but not defined herein shall have the meanings given such terms in the Securities Purchase Agreement (as hereafter defined).
W I T N E S S E T H:
            WHEREAS, Shells Seafood Restaurants, Inc., a Delaware corporation (the "Company"), the Seller and Banyon Investment,
LLC, a Delaware limited liability company ("Banyon"), are parties to that certain Securities Purchase Agreement, dated as of January 31, 2002 (the "Securities Purchase Agreement"), pursuant to which, among other things, the Company issued and sold to the Seller and Banyon (i) 15% senior secured promissory notes due January 31, 2005 in the aggregate principal amount of $2,000,000 (each a "Note" and collectively, the "Notes") and (ii) detachable warrants exercisable into an aggregate of 8,908,030 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), with an exercise price of $0.16 per share (each a "Warrant" and collectively, the "Warrants");
            WHEREAS, in connection with the transactions contemplated by the Securities Purchase Agreement, the Company, the Seller and Banyon entered into: (i) that certain Stock Pledge Agreement, dated as of January 31, 2002 (the "Stock Pledge Agreement"), pursuant to which the Company pledged to the Seller and Banyon a security interest in all of the Company's right, title and interest in and to the capital stock of its subsidiaries to secure the obligations of the Company under the Securities Purchase Agreement; (ii) that certain Security Agreement, dated as of January 31, 2002 (the "Security
Agreement"), pursuant to which the Company granted to the Seller and Banyon a security interest in certain assets of the Company to secure the obligations of the Company under the Securities Purchase Agreement; (iii) that certain Trademark Security Agreement, dated as of January 31, 2002 (the "Trademark Security Agreement"), pursuant to which the Company granted to the Seller and Banyon a security interest in certain trademarks of the Company to secure the obligations of the Company under the Securities Purchase Agreement; and (iv) that certain Copyright Security Agreement, dated as of January 31, 2002 (the "Copyright Security Agreement" and together with the Stock Pledge Agreement, the Security Agreement and the Trademark Security Agreement, the "Security Documents"), pursuant to which the Company granted to the Seller and Banyon a security interest in certain copyrights of the Company to secure the obligations of the Company under the Securities Purchase Agreement;
            WHEREAS, in connection with the transactions contemplated by the Securities Purchase Agreement, the Company, the Seller, Banyon and certain stockholders of the Company entered into that certain Investor Rights Agreement, dated as of January 31, 2002 (the "Investor Rights Agreement"), pursuant to which the Company agreed to provide to the Seller and Banyon certain preemptive rights and certain rights to designate members of the board of directors of the Company (the "Board");
            WHEREAS, on April 12, 2004, Frederick R. Adler ("Adler") (each of Banyon and Adler being sometimes hereinafter referred to individually as a "Remaining Holder" and collectively as the "Remaining Holders") purchased from Banyon the Note issued to Banyon pursuant to the Securities Purchase Agreement in the principal amount of $1,000,000 and designated as Note No. A-2
(the "Banyon Note");
            WHEREAS, in conjunction with the sale of the Banyon Note to Adler, Banyon's right, pursuant to the Investor Rights Agreement, to nominate three individuals to serve on the Board has been transferred to Adler;
            WHEREAS, notwithstanding the sale of the Banyon Note to Adler, Banyon has retained all rights with respect to the Warrant exercisable into 4,454,015 shares of Common Stock, issued by the Company to Banyon pursuant to the Securities Purchase Agreement and designated as Warrant No. 002; and
            WHEREAS, the Seller wishes to sell to the Purchasers, and the Purchasers wish to purchase from the Seller, all of the Seller's rights under: (i) the Note issued to the Seller pursuant to the Securities Purchase Agreement in the principal amount of $1,000,000 and designated as Note No. A-1 (the "Seller Note"), other than accrued interest owed thereunder; (ii) Warrants exercisable into 4,008,615 shares of Common Stock (the "Seller Warrants"); (iii) the Securities Purchase Agreement; (iv) each of the Security Documents; and (v) the Investor Rights Agreement.
            NOW THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

SECTION 1.	SALE OF THE SECURITIES.
      1.1.	The Purchase.  Subject to the terms and conditions set
forth in this Agreement, the Purchasers shall purchase (the "Purchase") from the Seller and the Seller shall sell, transfer and assign to the Purchasers: (i) the Seller Note; (ii) the
Seller Warrants; and (iii) all of the Seller's right, title and interest in, to and under (A) the Securities Purchase Agreement
(as if it were a purchaser of Notes and Warrants thereunder), (B)
each of the Security Documents and (C) the Investor Rights
Agreement, all at a purchase price in the aggregate amount of $1,000,000 (the "Purchase Price").
      1.2.	Seller's Retained Rights. Notwithstanding the
provisions of Section 1.1 above, the Seller shall retain the following rights:
	(a)  All current interest due to the Seller under the
Seller Note through and including the Closing Date (as hereafter defined), which shall be paid to the Seller at the Closing (as hereafter defined) by the Company, either by cashier's check or a wire transfer of immediately available funds (the "Current
Interest Payment");
	(b)  All deferred interest due to the Seller under the
Seller Note through and including the Closing Date, which shall be paid to the Seller by the Company delivering to the Seller its promissory note in the form attached hereto as Exhibit 1.2(b), payable in twenty four (24) equal monthly installments, beginning
June 1, 2005 and continuing monthly thereafter (the "Deferred
Interest Note");
	(c) The Deferred Interest Note shall be secured by the Company granting to the Seller a mortgage on real estate owned and used by the Company to operate a restaurant in Winterhaven, Florida, in the form attached hereto as Exhibit 1.2(c) (the
"Deferred Interest Mortgage"); and
	(d)  Warrants exercisable into 445,400 shares of Common
Stock (the "Retained Warrants").
      1.3.	Consents and Acknowledgements.
         (a)  The Seller hereby expressly consents to the
transfer to the Purchasers of all of the Seller's right, title and interest in, to and under the Seller Note, the Seller
Warrants, the Securities Purchase Agreement, the Investor Rights Agreement and each of the Security Documents.
         (b)  The Seller hereby expressly acknowledges that,
following the Closing Date, the Purchasers shall have succeeded to all of the Seller's rights under the Securities Purchase
Agreement (including, without limitation, all rights under the
Seller Note and the Seller Warrants), the Investor Rights
Agreement and each of the Security Documents.
         (c)  The Seller hereby expressly acknowledges that,
following the Closing Date, each Purchaser shall be deemed for all purposes to be a "Purchaser" under each of the Securities
Purchase Agreement, the Investor Rights Agreement and each of the Security Documents and shall have the right to enforce the provisions of each such agreement as if such Purchaser were an original party thereto.
         (d)  The Seller shall use best efforts to obtain from
each of the Remaining Holders, as soon as practicable following the Closing, an agreement, for the benefit of the Purchasers, confirming the matters set forth in Sections 1.3(a), 1.3(b) and
1.3(c) above.
      1.4.	The Closing.  The closing of the transactions
contemplated hereby (the "Closing") shall take place at the
offices of Mintz, Levin, Cohen, Ferris, Glovsky and Popeo, P.C.,
666 Third Avenue, New York, New York 10017 at 10:00 a.m. on the
first business day following the satisfaction (or waiver) of all the conditions set forth in Sections 4 and 5 (but no later than
June 23, 2004) or at such other time or place or on such other date as the Seller and the Purchasers may mutually determine
(such date, the "Closing Date").
      1.5.	Deliveries at the Closing.  The following deliveries
will be made by the parties at the Closing:
            (a)	the Seller shall deliver to the Company for
cancellation the original Seller Note;
            (b)	the Company shall issue to the Purchasers two new
promissory notes in the same form as the Seller Note, one to GCM in the original principal amount of $400,000 and the other to
Trinad in the original principal amount of $600,000;
            (c)	the Seller shall deliver to the Company for
cancellation the original Warrant exercisable into 4,454,015 shares of Common Stock, issued by the Company to the Seller
pursuant to the Securities Purchase Agreement and designated as
Warrant No. 001;
            (d)	 the Company shall issue to the Purchasers the
Seller Warrants exercisable into an aggregate of 4,008,615 shares of Common Stock and designated as Warrants No. 003, 004 and 005 as follows: (1) a Warrant exercisable into 668,103 shares of
Common Stock will be issued in the name of Galloway Capital Management, LLC; (2) a Warrant exercisable into 1,068,964 shares of Common Stock will be issued to GCM; and (3) a Warrant
exercisable into 2,271,548 shares of Common Stock will be issued to Trinad;
            (e) the Company shall issue to the Seller the Retained Warrants exercisable into 445,400 shares of Common Stock and designated as Warrant No. 005;
            (f)	the Seller shall deliver to the Purchasers and the
Company evidence of the resignation of all of the Seller's
nominees to the Board;
            (g)  the Company shall deliver to the Purchasers
evidence of the appointment of three (3) nominees of the
Purchasers to the Board pursuant to Section 4(b)(ii) of the
Investor Rights Agreement;
            (h)  the Company shall deliver to the Purchasers
evidence that all of the security interests in the collateral described in each of the Security Documents have been perfected
(other than mortgages on the Company's real estate and
assignments of the Company's leasehold interests);
	  (i)	the Company shall deliver to the Seller the
Current Interest Payment;
            (j)	the Company shall deliver to the Seller the
Deferred Interest Note;
		(k)	the Company shall deliver to the Seller the
Deferred Interest Mortgage; and
		(l)	the Seller shall deliver to the Purchasers an
assignment of all of the Seller's right, title and interest in, to and under (i) the Securities Purchase Agreement, (ii) each of the Security Documents and (iii) the Investor Rights Agreement..

SECTION 2.	REPRESENTATIONS AND WARRANTIES OF THE SELLER.
		The Seller represents and warrants to the Purchasers as
follows:
      2.1.	Authorization of Agreement, etc.
		(a)	Authorization of Agreement.  The execution,
delivery, and performance of this Agreement and the other
documents referenced herein to which the Seller is a party, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action by the
Seller.
		(b)	No Conflict.  The execution, delivery, and
performance by the Seller of this Agreement or any other
documents referenced herein to which the Seller is a party, and the consummation of the transactions contemplated hereby and thereby, will not (i) violate the organizational documents of the Seller, (ii) violate any order, judgment or decree of any court or other governmental agency binding on the Seller or any Assets of the Seller, (iii) violate any provision of law or statute applicable to the Seller, (iv) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Seller or
pursuant to which any of its Assets are bound or (v) require any approval or consent of any Person under any Contractual
Obligation of the Seller, except for such approvals or consents as have been or will be obtained on or before the Closing Date.
            (c)	Governmental Consents.  The execution, delivery,
and performance by the Seller of this Agreement and the other documents referenced herein to which the Seller is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not require any registration or filing with, consent or approval of, or notice to, or other action
relating to, with or by, any Governmental Authority.
      	(d)	Due Execution and Delivery; Binding Obligations.
This Agreement and the other documents referenced herein to which the Seller is a party have been duly executed and delivered by the Seller.  Each of this Agreement and the other documents
referenced herein to which the Seller is a party is the legally valid and binding obligation of the Seller, enforceable against the Seller in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights
generally and subject to the availability of equitable remedies, whether considered in a proceeding at law or in equity.
	2.2.	Title to Seller Note and Seller Warrants.  The Seller
has good legal title to the Seller Note and the Seller Warrants, and has the full legal right, power and authority to sell, assign and transfer complete ownership in the Seller Note and the Seller Warrants to the Purchasers, free and clear of all liens, claims, restrictions, encumbrances, charges, options or rights of third parties with respect thereto. Upon the execution of this
Agreement and the consummation of the transactions contemplated hereby, the Purchasers shall have complete ownership of the
Seller Note and the Seller Warrants, free and clear of all liens, claims, restrictions, encumbrances, charges, options or rights of third parties with respect thereto.
	2.3.	Independent Due Diligence Investigation.  The Seller
has relied solely upon the independent investigations made by it and its representatives in making a decision to sell the Seller
Note and the Seller Warrants and has a full understanding and appreciation of the risks inherent in such a highly speculative transaction. In connection with such investigation, the Seller and its representatives and advisers, if any, (i) have been given an opportunity to ask, and have to the extent Seller considered necessary, asked questions of, and have received answers from, officers of the Company concerning the Seller Note and the Seller Warrants and the affairs of the Company and (ii) have been given or afforded access to all documents, records, books and
additional information which Seller has requested regarding such matters.
	2.4.	Sophistication.  The Seller understands that the
Purchasers and/or their affiliates may possess non-public
information regarding the Company and the Seller Note and the
Seller Warrants not known or available to the Seller which, if the Seller had known, would be considered by the Seller as
material to its decision to sell the Seller Note and the Seller Warrants. The Seller further agrees that neither the Purchasers nor their affiliates shall have any liability to the Seller in respect of, and the Seller hereby waives and releases the
Purchasers and their affiliates from all claims which the Seller might otherwise have with respect to, the non-disclosure of such non-public information before or after the date hereof. The
Seller represents that it is a highly sophisticated investor which, in securities maters, is able to make determinations with respect to securities based upon the advice and abilities of its advisers and employees.
      2.5.	Brokers.  The Seller has not incurred, and the Seller
will not incur or cause the Purchasers to incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the transactions contemplated by this Agreement and the transactions contemplated hereby.
      2.6.	Litigation.  There is no litigation or order affecting
the Seller which could reasonably be expected to adversely affect or restrict the Seller's ability to consummate the transactions contemplated by this Agreement or any of the transactions contemplated hereby.
      2.7.	No Defaults. To the best knowledge of the Seller, each
of the Securities Purchase Agreement, the Security Documents and
the Investor Rights Agreement is in full force and effect, the
Seller is not in default under any of the provisions of such agreements and, to the best knowledge of the Seller, neither the Company nor either of the Remaining Holders is in default under any of the provisions of such agreements.
	2.8.	Disclosure.  No representation or warranty of the
Seller contained in this Agreement contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made.

SECTION 3.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.
            Each Purchaser represents and warrants to the Seller as
follows:
      3.1.	Authorization of Agreement, etc.
		(a)	Authorization of Agreement.  The execution,
delivery, and performance of this Agreement and the other
documents referenced herein to which the Purchaser is a party, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action by such Purchaser.
		(b)	No Conflict.  The execution, delivery, and
performance by the Purchaser of this Agreement or any other
documents referenced herein to which such Purchaser is a party, and the consummation of the transactions contemplated hereby and thereby, will not (i) violate the organizational documents of such Purchaser, (ii) violate any order, judgment, or decree of any court or other governmental agency binding on such Purchaser or any Assets of such Purchaser, (iii) violate any provision of law or statute applicable to such Purchaser, (iv) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of such Purchaser or pursuant to which any of its Assets are bound or (v) require any approval or consent of any Person under any
Contractual Obligation of such Purchaser, except for such
approvals or consents as have been or will be obtained on or before the Closing Date.
            (c)	Governmental Consents.  The execution, delivery,
and performance by the Purchaser of this Agreement and the other documents referenced herein to which such Purchaser is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not require any registration or filing with, consent or approval of, or notice to, or other action
relating to, with or by, any Governmental Authority.
      	(d)	Due Execution and Delivery; Binding Obligations.
This Agreement and the other documents referenced herein to which the Purchaser is a party have been duly executed and delivered by such Purchaser. Each of this Agreement and the other documents referenced herein to which the Purchaser is a party is the legally valid and binding obligation of such Purchaser,
enforceable against such Purchaser in accordance with its
respective terms, except as may be limited by bankruptcy,
insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally and subject to the availability of equitable remedies, whether considered in a proceeding at law or in equity.
      3.2.	Brokers.  The Purchaser has not incurred, and the
Purchaser will not incur or cause the Seller to incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the transactions contemplated by this Agreement and the transactions contemplated hereby.
      3.3.	Litigation.  There is no litigation or order affecting
the Purchaser which could reasonably be expected to adversely affect or restrict such Purchaser's ability to consummate the transactions contemplated by this Agreement or any of the transactions contemplated hereby.
      3.4.	Investment; Securities Laws.  The Purchaser understands
that the Seller Note and the Seller Warrants are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Seller in a
transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.  In this connection, the Purchaser is familiar with SEC Rule 144, as currently in effect, and
understands the resale limitations imposed thereby and by the Securities Act. The Purchaser acknowledges that its investment in the Seller Note and the Seller Warrants may be an illiquid
investment requiring it to bear the economic risk of the
investment for an indefinite period and that the Company may not be able to comply with the requirements of Rule 144 in the
future.
      3.5.	Accredited Investor.  The Purchaser is an "accredited
investor" within the meaning of Regulation D under the Securities
Act, and it is acquiring the Seller Note and the Seller Warrants for the purpose of investment and not with a view to the distribution thereof, and it has no present intention of selling, negotiating, or otherwise disposing of the Seller Note or the Seller Warrants; provided that the disposition of such Purchaser's property shall at all times be and remain within its control.

SECTION 4.	CONDITIONS TO THE PURCHASERS' OBLIGATION TO CLOSE.
            The Purchasers' obligation to purchase the Seller Note
and the Seller Warrants at the Closing is subject to the
fulfillment at or prior to the Closing of the following
conditions (any of which may be waived by the Purchasers):
      4.1.	Representations and Warranties Correct.  The
representations and warranties made by the Seller in Section 2 of this Agreement shall be true and correct in all material respects (disregarding for these purposes any materiality or corollary qualifications contained therein) as of the time of the Closing with the same force and effect as if made at such time.
      4.2.	Covenants.  All covenants, agreements and conditions
contained in this Agreement to be performed by the Seller at or prior to the Closing shall have been performed or complied with.
      4.3.	Material Adverse Effect.  There shall have been no
Material Adverse Effect during the period from the date of this Agreement to the Closing.
      4.4.	No Order or Litigation.  (a) No governmental entity
shall have enacted, issued, promulgated, enforced or entered any law or order which is in effect and has the effect of making any of the transactions contemplated by this Agreement or any of the other documents contemplated hereby illegal or otherwise
restraining or prohibiting consummation of the transactions contemplated hereby or thereby, and (b) there shall be no litigation pending, that is reasonably expected to be successful, before any governmental entity of competent jurisdiction, seeking a remedy that would have the effect of the foregoing.
      4.5.	Board Membership. The Seller shall have delivered to
the Purchasers evidence of the resignation of all of the Seller's nominees to the Board and the Company shall have delivered to the Purchasers evidence of the appointment of three (3) nominees of the Purchasers to the Board pursuant to Section 4(b)(ii) of the Investor Rights Agreement.
	4.6.	Security Interests.  The Company shall have delivered
to the Purchasers evidence that all of the security interests in the collateral described in each of the Security Documents have been perfected (other than mortgages on the Company's real estate and assignments of the Company's leasehold interests).
      4.7.	Deliveries.  The Seller shall have delivered to the
Purchasers the original Seller Note (accompanied by such evidence of the transfer thereof to the Purchasers as the Purchasers shall reasonably request), the Company shall have issued to the
Purchasers the Seller Warrants, and each of the Company and the
Seller shall have executed this Agreement.
	4.8.	Opinion of Counsel.  The Purchasers shall have received
from Bush Ross Gardner Warren & Rudy, P.A., counsel to the
Seller, a legal opinion addressed to the Purchasers, dated the
Closing Date, in form and substance satisfactory to the
Purchasers.
	4.9.	Compliance Certificates.  The Seller shall have
delivered to the Purchasers a certificate of the Seller, executed by the Chief Executive Officer thereof, dated the Closing Date, and certifying as to (a) the matters set forth in Section 4.1 and
(b) the fulfillment of the conditions specified in Sections 4.2, 4.3, 4.4, 4.5 and 4.6.

SECTION 5.	CONDITIONS TO THE SELLER'S OBLIGATION TO CLOSE.
            The obligations of the Seller hereunder are subject to the fulfillment at or prior to the Closing of the following conditions (any of which may be waived by the Seller):
      5.1.	Representations and Warranties Correct.  The
representations and warranties made by the Purchasers in Section
3 of this Agreement shall be true and correct in all material respects (disregarding for these purposes any materiality or corollary qualifications contained herein) as of the time of
Closing with the same force and effect as if made as of such time.
      5.2.	Covenants.  All covenants, agreements and conditions
contained in this Agreement to be performed by the Purchasers at or prior to the Closing shall have been performed or complied with in all material respects.
      5.3.	Compliance Certificate.  The Purchasers shall have
delivered to the Seller a certificate executed by the Purchasers, dated the Closing Date, and certifying as to the fulfillment of the conditions specified in Sections 5.1 and 5.2.
      5.4.	No Order or Litigation.  (a) No governmental entity
shall have enacted, issued, promulgated, enforced or entered any law or order which is in effect and has the effect of making any of the transactions contemplated by this Agreement or any of the other documents contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby or thereby, and (b) there shall be no litigation pending, that is reasonably expected to be successful, before any governmental entity of competent jurisdiction, seeking a remedy that would have the effect of the foregoing.
      5.5.	Deliveries.  The Company shall have issued to the
Seller the Retained Warrants, the Deferred Interest Note and the Deferred Interest Mortgage and shall have paid to the Seller the Current Interest Payment, the Purchasers shall have paid to the Seller the Purchase Price, and each of the Purchasers and the Seller shall have executed this Agreement.

SECTION 6.	COVENANTS.
      6.1.	Taking of Necessary Action.  Each of the parties hereto
shall use commercially reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the
transactions contemplated by this Agreement and the other
documents contemplated hereby.
	6.2.	Transfer Taxes.  The Company shall be responsible for
the payment of documentary and intangible taxes payable in
connection with the execution and delivery of the Deferred
Interest Note and Deferred Interest Mortgage.
	6.3.	Modification of Warrants.  To the extent that any of
the Seller Warrants are modified to extend the exercise dates or to lower the exercise prices thereof at any time prior to the exercise of the Seller Warrants, the Company will modify the
Retained Warrants accordingly.
	6.4.	Lock-Up Agreement.  The Seller hereby agrees that from
the date hereof and continuing to and including the date that is 365 days after the Closing Date, the Seller will not, without the prior written consent of the Purchasers, directly or indirectly,
(i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, the Retained Warrants (other than by exercise thereof) or any shares of Common Stock underlying the Retained Warrants (the "Restricted Securities"), (ii) enter into any swap, hedge or similar agreement or arrangement that transfers, in whole or in part, the economic risk of ownership of the Restricted Securities or (iii) engage in any short selling of the Restricted Securities.

SECTION 7.	TERMINATION.
      7.1.	Termination.  This Agreement may be terminated and the
transactions contemplated hereby may be abandoned at any time prior to the Closing Date:
            (a)	by mutual written consent of each of the parties
hereto;
            (b)	by any of the parties hereto if any governmental
entity with jurisdiction over such matters shall have issued an order restraining, enjoining or otherwise prohibiting the
transactions contemplated by this Agreement and such order shall have become final and non-appealable;
            (c)	by any of the parties hereto, by giving written
notice to the other parties, if the Closing shall not have
occurred on or prior to June 23, 2004, provided that the
terminating party is not in material breach of its obligations under this Agreement;
            (d)	by any of the parties hereto, if there shall have
been a breach by any of the other parties of any of its representations, warranties, covenants or agreements contained herein and such breach would, if not cured, cause any of the conditions contained in Section 4 or 5, as applicable, not to be satisfied and such breach has not been cured to the reasonable satisfaction of the other party within 15 days after receiving written notice thereof.
      7.2.	Effect on Obligations.  Termination of this Agreement
pursuant to Section 7.1 shall terminate all obligations of the parties hereunder, except for the obligations under Sections 9.6, 9.9, 9.11, 9.12 and this Section 7.2; provided, however, that nothing herein shall relieve the defaulting or breaching party from any liability to the other parties hereto.

SECTION 8.	SURVIVAL; INDEMNITY.
      8.1.	Survival.  All representations and warranties hereunder
shall survive the Closing for a period of 12 months and shall in no way be affected by any knowledge possessed by, or
investigation of the subject matter thereof made by or on behalf of, the Purchasers; provided, however, that the representations and warranties set forth in Section 2.2 shall survive
indefinitely.  All statements contained in any Disclosure
Schedule to this Agreement or in any certificate or other
instrument delivered by the Seller pursuant to Section 4 or by the Purchasers pursuant to Section 5 shall constitute
representations and warranties by such party under this
Agreement.  All covenants and agreements contained herein shall survive indefinitely.
      8.2.	Indemnification.  (a) The Seller shall indemnify,
defend and hold harmless the Purchasers, their affiliates, and each of their respective officers, directors, partners (and the partners of such partners), managing directors, employees, agents, advisors, consultants, representatives, successors and assigns (including any transferee of the Seller Note and the
Seller Warrants) from and against all Losses incurred or suffered by any of the foregoing (whether incurred or suffered directly or indirectly through ownership of the Seller Note or the Seller
Warrants) arising out of, relating to or resulting from (i) any breach of any of the representations or warranties made by the
Seller in this Agreement or in any certificate or other
instrument delivered pursuant hereto, and (ii) any breach of any of the covenants or agreements made by the Seller in this
Agreement or in any certificate or other instrument delivered pursuant hereto.
            (b)	For purposes hereof, "Losses" shall mean each and
all of the following items: claims, losses, liabilities,
obligations, payments, actual and punitive damages, charges, judgments, fines, penalties, amounts paid in settlement, costs and expenses (including, without limitation, interest which may be imposed in connection therewith, costs and expenses of
investigation and fees, expenses and disbursements of counsel, consultants and other experts).
            (c)	The Purchasers shall indemnify, defend and hold
harmless the Seller from and against all Losses incurred or
suffered by any of the foregoing arising out of, relating to or resulting from any breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement.
            (d)	Any claim for indemnification pursuant to this
Section 8.2 must be made before the expiration of the applicable survival periods set forth in Section 8.1. No party shall be entitled to indemnification against a Loss arising from the
breach of any representations or warranties of any other party unless the party seeking indemnification (the "indemnified
party") shall have given to the party from whom indemnification is sought (the "indemnifying party") a claim notice relating to such Loss (a "Claim Notice") prior to expiration of the
representation or warranty upon which the claim is based.  The written Claim Notice shall be given reasonably promptly after the indemnified party becomes aware that a claim for indemnification may be warranted, and shall state in reasonable detail (to the extent known) the nature of the claim.  The failure of any
indemnified party to give a Claim Notice shall not relieve the indemnifying party of its obligations under this Section 8.2, except to the extent that the indemnifying party is actually materially prejudiced by failure to give such Claim Notice. The indemnifying party may, through counsel of its own choosing and reasonably satisfactory to the indemnified party, assume the defense thereof or other indemnification obligation with respect thereto; provided, however, that any indemnified party shall be
(a) entitled to participate in any such claim with counsel of its own choice but at its own expense and (b) shall be entitled to participate in any such claim with counsel of its own choice at the expense of the indemnifying party if (i) the indemnifying party fails to notify the indemnified party in writing, within 15 days after delivery of the Claim Notice, that the indemnifying party will indemnify the indemnified party from and against all
Losses the indemnified party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the claim,
(ii) the indemnifying party fails to provide the indemnified party with evidence acceptable to the indemnified party that the indemnifying party will have the financial resources to defend against the claim or proceeding and fulfill its indemnification obligations hereunder, (iii) the indemnifying party fails to defend diligently the action or proceeding within 10 days after receiving notice of such failure from such indemnified party;
(iv) such indemnified party reasonably shall have concluded (upon advice of its counsel) that there may be one or more legal defenses available to such indemnified party or other indemnified parties which are not available to the indemnifying party; or (v)
if such indemnified party reasonably shall have concluded (upon advice of its counsel) that, with respect to such claims, the indemnified party and the indemnifying party may have different, conflicting, or adverse legal positions or interests. The indemnifying party shall not, without the written consent of the indemnified party, which shall not be unreasonably withheld or delayed, settle or compromise any pending or threatened
Litigation or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) or consent to the entry of any judgment (i) which does not, to the extent that an indemnified party may have any liability with respect to such action or claim, include as an unconditional term thereof the delivery by the claimant or plaintiff to the indemnified party of a written release from all liability in respect of such action or claim, (ii) which includes any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party, or (iii) in any manner that involves any injunctive relief against the indemnified party or may materially and adversely affect the indemnified party.  The indemnified party may not compromise or settle any claim without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld or delayed), unless the sole relief granted is equitable relief for which the indemnifying party would have no liability or to which the indemnifying party would not be subject.
            (e)	Except in the case of fraud, if the Closing
occurs, the indemnification provided in this Section 8.2 shall be the sole and exclusive remedy for any inaccuracy or breach of any representation or warranty made by any of the parties herein and the parties shall pursue applicable remedies only against the other parties hereto.

SECTION 9.	MISCELLANEOUS.
      9.1.	Amendments and Waivers; Remedies.
            (a)	This Agreement and any of the provisions hereof
may be amended, waived (either generally or in a particular
instance and either retroactively or prospectively), modified or supplemented, in whole or in part, only by written agreement signed by each of the parties hereto; provided, further, that, the observance of any provision of this Agreement may be waived in writing by the party that will lose the benefit of such
provision as a result of such waiver.  The waiver on the part of the Purchasers of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach, except as otherwise explicitly provided for in such waiver and shall be effective only to the extent specifically set forth in such waiver. Except as otherwise expressly provided herein, no failure on the part of the Purchasers to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.
            (b)	Any waiver, permit, consent or approval of any
kind or character on the part of any party with respect to any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing signed by such party and shall be effective only to the extent specifically set forth in such writing.
            (c)	Subject to the provisions of Section 8.2(f), all
remedies, either under this Agreement or by law or otherwise afforded to the Purchasers, shall be cumulative and not
alternative, and any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of this Agreement and to exercise all other rights granted by law, equity or otherwise.
      9.2.	Defaults.  A default by any party to this Agreement in
such party's compliance with any of the conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute a default by any other party.
      9.3.	Further Assurances.  At any time or from time to time
after the Closing, each of the parties hereto shall do and
perform, or cause to be done and performed, all further acts and things, and shall execute and deliver all other agreements, certificates, instruments, and documents, as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and to evidence or effectuate the consummation of the transactions contemplated hereby.
      9.4.	Binding Effect; Assignment; No Third Party
Beneficiaries.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by each of the parties hereto and their respective successors, heirs, personal representatives and permitted assigns.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned without the prior written consent of all of the other parties to this Agreement. After the Closing, subject to compliance with applicable securities laws, each Purchaser may transfer all or part of the securities acquired by it hereunder and may, in its discretion, assign all or part of its rights and obligations under this Agreement.
      9.5.	Entire Agreement.  This Agreement and the other
agreements, certificates and documents referred to herein, or delivered pursuant hereto which form a part hereof, constitute the entire agreement and supersede all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.
      9.6.	Notices.  Unless otherwise provided herein, all
notices, requests, demands, claims and other communications provided for under the terms of this Agreement shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be sent by (i) personal delivery (including receipted courier service) or overnight delivery service, (ii) facsimile during normal business hours, with confirmation of receipt and with a confirmatory copy sent by a different means within three business days of such notice, to the number indicated, (iii) reputable commercial overnight delivery service courier or (iv) registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below:

(i)	If to the Purchasers:

Galloway Capital Management, LLC
1325 Avenue of the Americas, 26th Floor
New York, New York 10019
Attn: Gary Herman
Telecopier No.: (212) 603-7537

Trinad Capital, L.P.
153 East 53rd Street, 48th Floor
New York, New York  10022
Attn: Jay Wolf
Telecopier No.: (212) 521-5184

with copies to:

Mintz, Levin, Cohn, Ferris, Glovsky And Popeo, P.C.
666 Third Avenue, 25th Floor
New York, New York 10017
Attn: Kenneth Koch, Esq.
Telecopier No.: (212) 983-3115

(ii)	If to the Seller:

            Shells Investment Partners, LLC
            110 South Ashley Drive, Suite 1650
            Tampa, Florida 33602
            Attn: Thomas R. Newkirk
            Telecopier No.: (813) 229-2359

            with copies to:

            Bush Ross Gardner Warren & Rudy, P.A.
            220 South Franklin Street
            Tampa, Florida 33602
            Attn: John N. Giordano, Esq.
            Telecopier No.: (813) 223-9620

            All notices, requests, consents and other communication, pursuant to this Section 9.6 shall be deemed to have been given when received. Any party may change its facsimile number or its address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties hereto notice in the manner then set forth.

      9.7.	Counterparts.  This Agreement may be executed in any
number of counterparts, each of which shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.
      9.8.	General Interpretive Principles; Certain Definitions.
            (a)	Whenever used in this Agreement, except as
otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The headings of the sections, paragraphs, subparagraphs, clauses and subclauses of this Agreement are for convenience of reference only and shall not in any way affect the meaning or
interpretation of any of the provisions hereof. Unless otherwise specified, the terms "hereof," "herein" and similar terms refer to this Agreement as a whole (including the exhibits, schedules and disclosure statements hereto), and references herein to
Sections refer to Sections of this Agreement. Words of inclusion shall not be construed as terms of limitation herein, so that references to "include," "includes" and "including" shall not be limiting and shall be regarded as references to non-exclusive and non-characterizing illustrations.
            (b)	The term "Material Adverse Effect" shall mean a
material adverse effect on the Company and its Subsidiaries, taken as a whole, and the term "material" shall mean material to the business, assets, liabilities, prospects, condition
(financial or otherwise) or results of operation of the Company and its Subsidiaries taken as a whole.  The term "Person" shall mean any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a governmental entity.  The term "Subsidiary" shall mean each corporation, partnership, limited liability company or other Person of which shares of capital stock or other equity interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation or other Person are at the time owned, directly or indirectly, or the management of which is otherwise controlled, directly or indirectly, or both, by the Company.  The term "Company" shall mean Shells Seafood Restaurants, Inc., a Delaware corporation, and each Subsidiary thereof.
      9.9.	Governing Law; Venue; Service of Process; Waiver of
Jury Trials.
            (a)	Governing Law.  This Agreement shall be construed
and enforced in accordance with, and the rights and obligations of the parties hereto shall be governed by, the laws of the State of New York, without giving effect to the conflicts of law
principles thereof.
            (b)	Venue and Service of Process.  By execution and
delivery of this Agreement, each of the parties hereto hereby irrevocably and unconditionally (i) consents to submit to the exclusive jurisdiction of the courts of the State of New York in
New York county and the United States District Court for the
Southern District of New York (collectively, the "Selected
Courts") for any action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby, and agrees not to commence any action or proceeding relating thereto except in the Selected Courts, provided, that, a party may commence any action or proceeding in a court other than a
Selected Court solely for the purpose of enforcing an order or judgment issued by one of the Selected Courts; (ii) consents to service of any process, summons, notice or document in any action or proceeding by registered first-class mail, postage prepaid, return receipt requested or by nationally recognized courier guaranteeing overnight delivery in accordance with Section 9.6 hereof and agrees that such service of process shall be effective service of process for any action or proceeding brought against it in any such court, provided, that, nothing herein shall affect the right of any party hereto to serve process in any other
manner permitted by law; (iii) waives any objection to the laying of venue of any action or proceeding arising out of this
Agreement or the transactions contemplated hereby in the Selected Courts; and (iv) waives and agrees not to plead or claim in any court that any such action or proceeding brought in any such
Selected Court has been brought in an inconvenient forum.
            (c)	Waiver of Jury Trial.  With respect to any action
or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, each of the parties hereby irrevocably, to the extent not prohibited by applicable law that cannot be waived, waives, and covenants that it will not assert (whether as plaintiff, defendant or otherwise), any right to trial by jury in any action arising in whole or in part under or in connection with this Agreement or the transactions
contemplated hereby, whether now existing or hereafter arising, and whether sounding in contract, tort or otherwise, and agrees that any of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained-for agreement among the parties irrevocably to waive its right to trial by jury in any action or proceeding whatsoever between them relating to this Agreement or the transactions contemplated hereby. Such action or proceeding shall instead be tried in a Selected Court by a judge sitting without a jury.
      9.10.	Severability.  Whenever possible, each provision or
portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but the invalidity or unenforceability of any provision or portion of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision or portion of any provision, in any other jurisdiction. In addition, should a court or arbitrator determine that any provision or portion of any provision of this Agreement is not reasonable or valid,
either in period of time, geographical area, or otherwise, the parties hereto agree that such provision should be interpreted and enforced to the maximum extent which such court or arbitrator deems reasonable or valid.
      9.11.	Publicity.  No public release or announcement or other
disclosure concerning the transactions contemplated hereby shall be made by any party, whether prior to or after the Closing, without the prior consent of each other party hereto (which
consent shall not be unreasonably withheld), except as such
release or announcement may be required by law, in which case the party required to make the release or announcement shall give notice to and consult with the other party in advance of such issuance.
      9.12.	Transaction Expenses.  All fees, costs and expenses
incurred by the parties hereto in connection with the transactions contemplated hereby, including, without limitation, fees and disbursements of counsel, financial advisors, accountants and consultants (the "Transaction Expenses") shall be paid by the party incurring such Transaction Expenses.


            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

The Seller:

SHELLS INVESTMENT PARTNERS, LLC,
a Florida limited liability company
By: /s/ John Giordano
Title: Managing Member


The Purchasers:

GCM SHELLS SEAFOOD PARTNERS, LLC,
a Delaware limited liability company
By: /s/ Gary Herman
Title: Managing Member

TRINAD CAPITAL, L.P.,
a Delaware limited partnership
By: /s/ Jay Wolf
Title: Managing Director


<END>